EXHIBIT 99.1
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UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
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In  re  Agway, Inc.,

                         Debtor.
----------------------------------------------------   CHAPTER 11
In re Agway General Agency, Inc.,                      CASE NO. 02-65872 THROUGH
                                                       CASE NO. 02-65877
                         Debtor.
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In re Brubaker Agronomic Consulting Service LLC,       JOINTLY ADMINISTERED

                         Debtor.
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In re Country Best Adams, LLC,

                         Debtor.
----------------------------------------------------
In re Country Best-DeBerry LLC,

                         Debtor.
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In re Feed Commodities International LLC,

                         Debtor.
----------------------------------------------------

                   ORDER (I) APPROVING THE PROPOSED DISCLOSURE
                    STATEMENT FOR JOINT PLAN OF LIQUIDATION,
 (II) ESTABLISHING A RECORD HOLDER DATE (III) APPROVING SOLICITATION PROCEDURES,
             FORMS OF BALLOTS, AND MANNER OF NOTICE, AND (IV) FIXING
                   THE DATE, TIME, AND PLACE FOR CONFIRMATION
               HEARING AND DEADLINE FOR FILING OBJECTIONS THERETO
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                  A  hearing   having  been  held  on  February  26,  2004  (the
"Hearing")  to consider the motion of Agway,  Inc.  ("Agway") and certain of its
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direct  subsidiaries,  as debtors and debtors in possession  (collectively,  the
"Debtors"), dated February 6, 2004 (the "Motion"), seeking, inter alia, approval
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under section 1125 of title 11 of the United States Code (the "Bankruptcy Code")
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of the proposed Disclosure Statement for Joint Plan of Liquidation dated January

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16, 2004, heretofore filed with this Court, and as amended by the Debtors' First
Amended Disclosure Statement filed with the Court on and dated February 26, 2004 (as same may be amended, the "Disclosure Statement"); approval of proposed
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solicitation procedures; approval of the forms of ballots; and the scheduling of the date,  time,  and  place for the  confirmation  hearing  (the  "Confirmation
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Hearing") on the Joint Plan of  Liquidation  Under Chapter 11 of the  Bankruptcy
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Code dated January 16, 2004, as amended by the Debtors' First Amended Joint Plan of Liquidation filed with the Court on and dated February 26, 2004 (as same may be amended, the "Plan"); and it appearing from the affidavits of service on file
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with this Court that proper and timely notice of the Hearing has been given; and
it appearing that such notice was adequate and sufficient; and the appearances of all interested parties having been duly noted on the record of the Hearing; and each of the objections, if any, filed in respect of the proposed Disclosure Statement or the Motion having been either (a) withdrawn or resolved by modifications to the Disclosure Statement, or (b) overruled by this Court; and the Debtors having made the conforming additions, changes, corrections, and deletions to the Disclosure Statement necessary to comport with the record of the Hearing and the agreements reached with the parties, if any, that had filed objections, a copy of which revised Disclosure Statement has been filed with the Court; and upon the Motion, the Disclosure Statement (as the same may have been revised), and the record of the Hearing and upon all of the proceedings heretofore held before this Court and after due deliberation and sufficient cause appearing therefor, it is
                  ORDERED, FOUND, AND DETERMINED THAT:


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     1. The  Disclosure  Statement  contains  adequate  information  within  the meaning of section 1125 of the Bankruptcy Code.

     2. The Disclosure Statement and the Motion are hereby approved.

     3. For voting purposes and mailing of notices pursuant to this Order, that February 18, 2004 shall be entered on the docket as the "Record Holder Date" for the holders of claims in the Voting Classes, as defined in the Motion.

     4. The Debtors shall mail appropriate ballots (with instructions), substantially in the forms of the ballots (with instructions) annexed hereto as Exhibits "A," "B," "C," and "D," (collectively, the "Ballots"), to each holder
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of a claim in the Voting Classes under the Plan.

     5. On or before March 3, 2004, the Debtors shall deposit or cause to be deposited in the United States mail, postage prepaid, a sealed solicitation package (the "Solicitation Package") which shall include:
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     (a)  notice of the confirmation hearing and related matters,  substantially in the form of Exhibit "E" annexed hereto (the  "Confirmation  Hearing
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          Notice"),  setting forth the dates established for filing  acceptances
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          and rejections to the Plan, and filing  objections to  confirmation of the Plan, and the date and time of the Confirmation Hearing;

     (b) a copy of the Disclosure Statement, as approved by this Court (with exhibits, including a copy of the Plan);

     (c)  a copy of the Disclosure Statement Order;

     (d) a Ballot (with instructions), in substantially the form approved by this Court; and

     (e) if approved by the Court, a letter from the Retiree Committee recommending acceptance of the Plan.

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     6. The Debtors shall mail the  Solicitation  Packages to holders of allowed claims, as of the Record Holder Date, in the Voting Classes.

     7. On or before March 3, 2004, in lieu of mailing the Solicitation Package to holders of claims that are not allowed, claims in unimpaired classes, or in classes that are impaired and will receive no distribution under the Plan, the Debtors shall deposit in the United States mail, postage prepaid, a Notice of Non-Voting Status, substantially in the form annexed hereto as Exhibit "F," to each holder of a claim in an unimpaired class, or in a class that is impaired and will receive no distribution under the Plan.

     8. The Debtors shall cause the Confirmation Hearing Notice to be published once in The Wall Street Journal (national edition), the New York Times (national edition), the Syracuse Post-Standard, and one agricultural publication having general circulation in the Northeast, on a date not less than twenty-five (25) calendar days prior to the Confirmation Hearing.

     9. All persons and entities entitled to vote on the Plan shall deliver their original Ballots by mail, hand delivery, or overnight courier no later than 4:00 p.m. Eastern Time on April 12, 2004 (the "Voting Deadline") to the
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Voting  Agent  either by (A) mailing  the  original  Ballot to Donlin,  Recano &
Company, Inc. Re: Agway, Inc., et al., P.O. Box 2034, Murray Hill Station, New York, NY 10156, (Attn: Voting Department) or (B) by delivering the original Ballot by hand delivery messenger or overnight courier to Donlin, Recano & Company, Inc., Re: Agway, Inc. et al., 419 Park Avenue South, Suite 1206, New York, NY 10016, (Attn: Voting Department). Any Ballot received after such time

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shall not be counted  other than as provided  for herein.  Ballots  submitted by facsimile shall not be counted.

     10. The Debtors shall have the ability to extend the Voting Deadline at the Debtors' sole discretion.

     11. With respect to Ballots submitted by a holder of a claim:

     (a) any Ballot which is otherwise properly completed, executed, and timely returned to the Voting Agent that does not indicate an acceptance or rejection of the Plan will not be counted, or that indicates both an acceptance and a rejection of the Plan, shall be counted as an acceptance of the Plan;

     (b) any Ballot which is returned to the Voting Agent indicating acceptance or rejection of the Plan but is unsigned shall not be counted;

     (c) any Ballot transmitted by facsimile, email, or other electronic communication shall not be counted;

     (d) whenever a creditor casts more than one Ballot voting the same claim prior to the Voting Deadline, only the last timely Ballot received by the Voting Agent shall be counted;

     (e)  if  a  creditor   casts   simultaneous   duplicative   Ballots   voted
          inconsistently, such Ballots shall count as one vote accepting the Plan;

     (f) in the event that a creditor files a duplicate claim, and such duplicate claim is identified prior to the Record Holder Date, such creditor will only be able to vote one claim;

     (g) each creditor shall be deemed to have voted the full amount of its claim except a creditor holding an unliquidated or contingent claim shall be deemed to have voted in the amount of $1;

     (h) creditors shall not split their vote within a class, thus each creditor shall vote all of its claim within a particular class either to accept or reject the Plan;

     (i) if a creditor holding an Agway Class 4C General Unsecured Claim or a FCI Class 3C General Unsecured Claim seeks to have such claim treated as a Convenience Claim, such creditor must make such election on the Ballot;

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     (j)  only original ballots with original signatures shall be counted; and

     (k) any Ballot that partially rejects and partially accepts the Plan shall not be counted.

     12. The Debtors shall file a ballot certification in accordance with Local Rule of Bankruptcy Practice 3018-1 not later than April 16, 2004.

     13. The Confirmation Hearing is scheduled for April 21, 2004 at 10:00 a.m. Eastern Time, at the Bankruptcy Court for the Northern District, 10 Broad Street, Utica, New York. This hearing may be adjourned from time to time without further notice other than an announcement of the adjourned date(s) at said hearing and at any adjourned hearing(s).

     14. Any objection to confirmation of the Plan must be filed with Clerk of the Bankruptcy Court, together with proof of service, and must be served on each of the persons listed on Exhibit "G" annexed hereto so as to be received by them no later than 4:00 p.m., Eastern Time, on April 14, 2004. Any objection to confirmation of the Plan must be in writing and (a) must state the name and address of the objecting party and the amount of its claims or the nature of its interest, and (b) must state, with particularity, the nature of its objection. Any confirmation objection not filed and served as set forth herein shall be deemed waived and may not be considered by the Bankruptcy Court.


Dated:   February 27, 2004
         Utica, New York

                                      /s/Stephen D. Gerling
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                                    HONORABLE STEPHEN D. GERLING
                                    CHIEF UNITED STATES BANKRUPTCY JUDGE


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